                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT


1. FirstCity Financial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are subsidiaries of FirstCity Financial Corporation.

A.       Corporations:

         Name:                      Bosque Asset Corp.
         Jurisdiction:              Texas, incorporated on March 27, 1997
         Shareholders:                                                                  FirstCity
                                                                                        Financial Corporation
                                                                                        10,000 Shares     (100%)


         Name:                      FirstCity Commercial Corporation (formerly J-Hawk Corporation)
         Jurisdiction:              Texas, incorporated on July 21, 1995
         Shareholders:                                                                  FirstCity
                                                                                        Financial Corporation
                                                                                        1,000 Shares      (100%)


         Name:                      FC Capital Corp. (d/b/a FirstCity Capital Corporation)
         Jurisdiction:              New York, incorporated on August 4, 1997
         Shareholders:              FirstCity Financial Corporation    1,000,000 Shares (100%)
         *Discontinued Operation


         Name:                      Harbor Financial Group, Inc.
         Jurisdiction:              Delaware, incorporated on December 3, 1987
         Shareholders:              FirstCity Financial Corporation    171,694 Shares   (100%)
         *Discontinued Operation


         Name:                      FirstCity Consumer Lending Corporation
         Jurisdiction:              Texas, incorporated on September 5, 1997
         Shareholders:                                                                  FirstCity Financial Corporation
                                                                                        1,000 Shares      (100%)


B.       Corporate General Partners of Limited Partnerships:

         Name:                      Bosque Asset GP Corp. (formerly SLP Assets GP Corp.)
         Jurisdiction:              Texas, incorporated on April 12, 2001
         Shareholders:              FirstCity Financial Corporation             400 Shares       (100%)


C.       Limited Partnerships:

         Name:                      Bosque Asset Funding, L.P. (formerly SLP Assets, Ltd.)
         Jurisdiction:              Texas, certificate filed on April 12, 2001
         Partners:                          Bosque Asset GP Corp.               General           0.5%
                                    FirstCity Financial Corporation             Limited          99.5%


2. FirstCity Commercial Corporation. The following corporations, limited partnerships, limited liability companies and other subsidiaries of FirstCity Commercial Corporation or its subsidiaries.

A.       Corporations:

         Name:                      Calibat Fund Limited Liability Company
         Jurisdiction:              Minnesota
         Members:                   FirstCity Commercial Corporation                               50%

         Name:                      FirstCity Holdings Corporation
         Jurisdiction:              Texas, incorporated on October 16, 1998
         Shareholder:               FirstCity Commercial Corporation            800 Shares        (80%)


         Name:                      FirstCity Holdings Corporation of Minnesota
         Jurisdiction:              Texas, incorporated on March 11, 2002
         Shareholder:               FirstCity Holdings Corporation              400 Shares       (100%)


         Name:                      FirstCity Servicing Corporation (formerly J-Hawk Servicing Corporation)
         Jurisdiction:              Texas, incorporated on July 25, 1995
         Shareholder:               FirstCity Holdings Corporation              1,000 Shares     (100%)


         Name:                      FirstCity International Corporation (formerly J-Hawk International Corp.)
         Jurisdiction:              Texas; incorporated on December 19, 1996
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (100%)


         Name:                      FirstCity Mexico, Inc.
         Jurisdiction:              Texas, incorporated on December 9, 1998
         Shareholders:              FirstCity Holdings Corporation              1,000 Shares     (100%)


         Name:                      Strategic Mexican Lending Partners, L.P.
         Jurisdiction:              Texas, certificate filed on May 8, 2001
         Partners:                  FirstCity Holdings Corporation              General           1.0%
                                    FirstCity Holdings Corporation              Limited          89.0%


         Name:                      Strategic Mexican Investment Partners, L.P.
         Jurisdiction:              Texas, certificate filed on May 8, 2001
         Partners:                  FirstCity Mexico, Inc.                      General           1.0%
                                    FirstCity Mexico, Inc.                      Limited          89.0%


         Name:                      Strategic Mexican Lending Partners 2, L.P.
         Jurisdiction:              Texas, certificate filed on July 3, 2001
         Partners:                  FirstCity Holdings Corporation              General           1.0%
                                    FirstCity Holdings Corporation              Limited          89.0%


         Name:                      Strategic Mexican Investment Partners 2, L.P.
         Jurisdiction:              Texas, certificate filed on July 3, 2001
         Partners:                  FirstCity Holdings Corporation              General           1.0%
                                    FirstCity Holdings Corporation              Limited          89.0%


         Name:                      Resmex, LLC
         Jurisdiction:              Delaware, incorporated December 11, 1998
         Manager & Member:          FirstCity Mexico, Inc.                                      11.12%


         Name:                      Residencial Oeste, S.A. de C.V.
         Jurisdiction:              Mexico, incorporated December 16, 1998
         Shareholders:              Resmex, LLC                                 112,365 Shares   (100%)

         Name:                      Namex, LLC
         Jurisdiction:              Delaware, formed December 10, 1999
         Manager & Member:          FirstCity Mexico, Inc.                                      22.22%


         Name:                      Cartera en Administracion y Cobranza, S.A. de C.V.
         Jurisdiction:              Mexico, incorporated December 13, 1999
         Manager & Member:          Namex, LLC                                  10,997 shares     (90%)


         Name:                      BIDMEX, LLC
         Jurisdiction:              Delaware, formed January 28, 2000
         Manager & Member:          FirstCity Mexico, Inc.                                       3.21%


         Name:                      Administracion de Carteras Nacionales, S.A. de C.V.
         Jurisdiction:              Mexico, incorporated January 2000
         Shareholders:              BIDMEX, LLC                                                 99.68%


         Name:                      BIDMEX II, LLC
         Jurisdiction:              Delaware, formed on May 9, 2000
         Manager & Member:          FirstCity Mexico, Inc.                                       4.12%


         Name:                      Administraction de Carteras Nacionales II, S. de R.L. de C.V.
                                    (formerly Ome Calpulli, Resolucion de Cartera, S. de R.L. de C.V.)
         Jurisdiction:              Mexico, incorporated on November 17, 1999
         Shareholders:              BIDMEX II, LLC                                               99.6%


         Name:                      BIDMEX 3, LLC
         Jurisdiction:              Delaware, formed on October 20, 2000
         Manager & Member:          FirstCity Mexico, Inc.                                 10.0215054%


         Name:                      Administraction de Carteras Empresariales, S. de R.L. de C.V.
         Jurisdiction:              Mexico, formed on November 13, 2000
         Shareholder:               BIDMEX 3, LLC                                                99.8%


         Name:                      BIDMEX 4, LLC
         Jurisdiction:              Delaware, formed on March 12, 2001
         Manager & Member:          FirstCity Mexico, Inc.                                       20.0%


         Name:                      Cobranza Nacional de Carteras, S. de R.L. de C.V.
         Jurisdiction:              Mexico
         Shareholder:               BIDMEX 4, LLC                                               100.0%
                                    "Nominee" - 1 Share - Asset Servicing de Mexico, S.A. de C.V.


         Name:                      BIDMEX 5, LLC
         Jurisdiction:              Delaware, formed on April 30, 2001
         Manager & Member:          FirstCity Mexico, Inc.                                       20.0%


         Name:                      Cobranza Internacional de Carteras, S. de R.L. de C.V.
         Jurisdiction:              Mexico
         Shareholders:              BIDMEX 5, LLC                                               100.0%

         Name:                      BIDMEX 6, LLC
         Jurisdiction:              Delaware, formed on May 31, 2001
         Manager:                   FirstCity Mexico, Inc.
         Member:                    Strategic Mexican Investment Partners 2, L.P.               10.00%



         Name:                      Recuperacion de Carteras Mexicanas, S. de R.L. de C.V.
         Jurisdiction:              Mexico
         Shareholders:              BIDMEX 6, LLC                                               100.0%


         Name:                      BIDMEX 7, LLC
         Jurisdiction:              Delaware, formed on May 31, 2001
         Manager:                   FirstCity Mexico, Inc.
         Member:                    Strategic Mexican Investment Partners 2, L.P.               35.00%


         Name:                      Integracion de Activos Mexicanos, S. de R.L. de C.V.
         Jurisdiction:              Mexico
         Shareholders:              BIDMEX 7, LLC                                               100.0%


         Name:                      Community Development Investments, LLC
         Jurisdiction:              Delaware, incorporated June 18, 1999
         Manager:                   WAMCO XXIV, Ltd.
         Member:                    WAMCO XXIV, Ltd.          100% of Common Membership Interests


         Name:                      CFSC Consortium, LLC
         Jurisdiction:              Delaware, incorporated on August 12, 1999
         Members:                   WAMCO XXVII, Ltd.                                           51.16%


         Name:                      Miromesnil Limited
         Jurisdiction:              England and Wales; organized January 11, 1999
         Shareholder:               FirstCity International Corporation         333 B Shares      (33%)


         Name:                      UHR Limited
         Jurisdiction:              England and Wales; organized March 15, 1999
                                    (name change from CHRB Limited to UHR Limited 05-06-99)
         Shareholder:               FirstCity International Corporation         200 B Shares      (20%)


         Name:                      Credit Finance Corporation Limited
         Jurisdiction:              England and Wales; organized October 9, 1996
                                    (name change from Ferrisbridge Limited on December 20, 1996)
         Shareholder:               FirstCity International Corporation         20 C Shares       (20%)


         Name:                      Finin Limited
         Jurisdiction:              England and Wales; incorporated December 24, 1997
         Shareholder:               FirstCity International Corporation         333 B Shares      (33%)


         Name:                      Societe Immobilere Lincoln S.A.
         Jurisdiction:              France
         Shareholder:               FirstCity International Corporation         1,499 Shares      (10%)


         Name:                      Mirom Limited
         Jurisdiction:              England and Wales;
         Shareholders:              FirstCity International Corporation         100 B Shares      (10%)

         Name:                      CATX Limited
         Jurisdiction:              England and Wales; October 6, 2000
         Shareholder:               FirstCity International Corporation          B Shares         (25%)


         Name:                      NEVVS Limited
         Jurisdiction:              England and Wales; November 27, 2000
         Shareholder:               FirstCity International Corporation         250 B Shares      (25%)


         Name:                      Transalp Limited
         Jurisdiction:              England and Wales; January 15, 2001
         Shareholder:               FirstCity International Corporation         250 B Shares      (25%)


         Name:                      WHBE Limited
         Jurisdiction:              England and Wales; December 13, 2001
         Shareholder:               FirstCity International Corporation         100 B Shares      (10%)


         Name:                      FirstStreet Investment Corporation
         Jurisdiction:              Delaware, incorporated on August 9, 1996
         Shareholders:              FirstCity Commercial Corporation            500 Shares        (50%)


         Name:                      FirstStreet Investment L.L.C.
         Jurisdiction:              Delaware, certificate filed on August 9, 1996
         Members:                   FirstStreet Investment Corporation, WAMCO III, Ltd. and
                                    WAMCO IX, Ltd.


B.       Corporate General Partners of Limited Partnerships:

         Name:                      WAMCO III of Texas, Inc.
         Jurisdiction:              Texas
         Shareholder:               FirstCity Commercial Corporation            948 Shares        (50%)


         Name:                      WAMCO XXII of Texas, Inc.
         Jurisdiction:              Texas, incorporated on May 26, 1995
         Shareholder:               FirstCity Commercial Corporation            200 Shares        (50%)


         Name:                      WAMCO XXIV of Texas, Inc.
         Jurisdiction:              Texas
         Shareholder:               FirstCity Commercial Corporation            200 Shares        (50%)


         Name:                      WAMCO XXV of Texas, Inc.
         Jurisdiction:              Texas, incorporated on August 8, 1997
         Shareholder:               FirstCity Commercial Corporation            200 Shares        (50%)


         Name:                      WAMCO XXVI of Texas, Inc.
         Jurisdiction:              Texas, incorporated on September 22, 1998
         Shareholder:               FirstCity Commercial Corporation            200 Shares        (50%)


         Name:                      WAMCO XXVII of Texas, Inc.
         Jurisdiction:              Texas, incorporated on September 20, 1999
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)

         Name:                      WAMCO XXVIII of Texas, Inc.
         Jurisdiction:              Texas, incorporated on March 14, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      WAMCO XXIX of Texas, Inc.
         Jurisdiction:              Texas, incorporated on October 4, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      WAMCO XXX of Texas, Inc.
         Jurisdiction:              Texas, incorporated on January 5, 2001
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FH Asset Corp.
         Jurisdiction:              Texas, incorporated on December 17, 1996
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      FC Assets Corp.
         Jurisdiction:              Texas, incorporated on February 27, 1998
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      DFC Asset Corp.
         Jurisdiction:              Texas, incorporated on July 26, 1995
         Shareholder:               FirstCity Commercial Corporation            1,000 Shares     (100%)


         Name:                      First C Corp.
         Jurisdiction:              Texas, incorporated on March 6, 1998
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      First X Corp.
         Jurisdiction:              Texas, incorporated on October 3, 1996
         Shareholder:               FirstCity Commercial Corporation            200 Shares       (100%)


         Name:                      First B Corp.
         Jurisdiction:              Texas, incorporated on October 10, 1997
         Shareholder:               FirstCity Commercial Corporation            400 Shares       (100%)


         Name:                      FC Assets One Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)


         Name:                      FC Assets Three Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)


         Name:                      FC Assets Four Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)

         Name:                      FC Assets Five Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)


         Name:                      FC Assets Six Corp.
         Jurisdiction:              Texas, incorporated on March 17, 1998
         Shareholder:               FC Assets Corp.                             1,000 Shares     (100%)


         Name:                      FCS Wood GP, Corp.
         Jurisdiction:              Texas, incorporated on September 15, 1998
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FCS Creamer GP, Corp.
         Jurisdiction:              Texas, incorporated on April 28, 1999
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FCS Wildhorse GP, Corp.
         Jurisdiction:              Texas, incorporated on June 14, 1999
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (50%)


         Name:                      FCS Fischer GP, Corp.
         Jurisdiction:              Texas, incorporated on March 13, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares        (33%)


         Name:                      MCSFC GP Corp.
         Jurisdiction:              Texas, incorporated on September 11, 2000
         Shareholders:              FirstCity Holdings Corporation              500 Shares        (50%)
                                    MCS et Associes, S.A.                       500 Shares        (50%)

         Name:                      Imperial Partners GP Corp.
         Jurisdiction:              Texas, incorporated on October 4, 2000
         Shareholder:               FirstCity Holdings Corporation              200 Shares       (100%)


         Name:                      MinnTex GP Corp.
         Jurisdiction:              Texas, incorporated on March 11, 2002
         Shareholder:               FirstCity Holdings Corporation of Minnesota 200 Shares        (50%)


C.       Limited Partnerships:

         Name:                      WAMCO III, Ltd.
         Jurisdiction:              Texas
         Partners:                  WAMCO III of Texas, Inc.                    General             2%
                                    FirstCity Commercial Corporation            Class A Limited    49%


         Name:                      WAMCO XXII, Ltd.
         Jurisdiction:              Texas, certificate filed on May 26, 1995
         Partners:                  WAMCO XXII of Texas, Inc.                   General             2%
                                    FirstCity Commercial Corporation            Limited            49%

         Name:                      WAMCO XXIV, Ltd.
         Jurisdiction:              Texas, certificate filed on March 6, 1996
         Partners:                  WAMCO XXIV of Texas, Inc.                   General             2%
                                    FirstCity Commercial Corporation            Limited            49%

         Name:                      WAMCO XXV, Ltd.
         Jurisdiction:              Texas, certificate filed on August 8, 1997
         Partners:                  WAMCO XXV of Texas, Inc.                    General             2%
                                    FirstCity Commercial Corporation            Limited            49%


         Name:                      WAMCO XXVI, Ltd.
         Jurisdiction:              Texas, certificate filed on September 22, 1998
         Partners:                  WAMCO XXVI of Texas, Inc.                   General          0.50%
                                    FirstCity Commercial Corporation            Limited         49.75%

         Name:                      WAMCO XXVII, Ltd.
         Jurisdiction:              Texas, certificate filed on September 20, 1999
         Partners:                  WAMCO XXVII of Texas, Inc.                  General           2.0%
                                    FirstCity Holdings Corporation              Limited           4.0%


         Name:                      WAMCO XXVIII, Ltd.
         Jurisdiction:              Texas, certificate filed on March 14, 2000
         Partners:                  WAMCO XXVIII of Texas, Inc.                 General           1.0%
                                    FirstCity Holdings Corporation              Limited         49.50%


         Name:                      WAMCO XXIX, Ltd.
         Jurisdiction:              Texas, certificate filed on October 4, 2000
         Partners:                  WAMCO XXIX of Texas, Inc.                   General          1.00%
                                    FirstCity Holdings Corporation              Limited          4.50%


         Name:                      WAMCO XXX, Ltd.
         Jurisdiction:              Texas, certificate filed on January 5, 2001
         Partners:                  WAMCO XXX of Texas, Inc.                    General           1.0%
                                    FirstCity Holdings Corporation              Limited         49.50%


         Name:                      FH Partners, L.P.
         Jurisdiction:              Texas, certificate filed on December 17, 1996
         Partners:                  FH Asset Corp.                              General             2%
                                    FirstCity Commercial Corporation            Limited            98%


         Name:                      First C Partners, L.P.
         Jurisdiction:              Texas, certificate filed on March 6, 1998
         Partners:                  First C Corp.                               General             2%
                                    FirstCity Commercial Corporation            Limited            98%


         Name:                      First X Realty, L.P.
         Jurisdiction:              Texas, certificate filed on October 3, 1996
         Partners:                  First X Corp.                               General             2%
                                    FirstCity Commercial Corporation            Limited            98%


         Name:                      First B Realty, L.P.
         Jurisdiction:              Texas, certificate filed on October 10, 1997
         Partners:                  First B Corp.                               General             1%
                                    FirstCity Commercial Corporation            Limited            49%

         Name:                      FC Properties, Ltd.
         Jurisdiction:              Texas, certificate filed on February 27, 1998
         Partners:                  FC Assets Corp.                             General          0.50%
                                    FirstCity Commercial Corporation            Limited         14.50%


         Name:                      Diversified Financial Systems, L.P.
         Jurisdiction:              Texas, certificate filed on April 19, 1999
         Partners:                  DFC Asset Corp.                             General           1.0%
                                    FirstCity Commercial Corporation            Limited          99.0%


         Name:                      FCS Wood, Ltd.
         Jurisdiction:              Texas, certificate filed on September 15, 1998
         Partners:                  FCS Wood GP Corp.                           General          0.50%
                                    FirstCity Holdings Corporation              Limited         49.75%


         Name:                      FCS Creamer, Ltd.
         Jurisdiction:              Texas, certificate filed on April 28, 1999
         Partners:                  FCS Creamer GP, Corp.                       General          0.50%
                                    FirstCity Holdings Corporation              Limited         49.75%


         Name:                      FCS Wildhorse, Ltd.
         Jurisdiction:              Texas, certificate filed on June 14, 1999
         Partners:                  FCS Wildhorse GP, Corp.                     General          0.50%
                                    FirstCity Holdings Corporation              Limited         49.75%


         Name:                      FCS Fischer, Ltd.
         Jurisdiction:              Texas, certificate filed on March 13, 2000
         Partners:                  FCS Fischer GP, Corp.                       General          0.90%
                                    FirstCity Holdings Corporation              Limited         24.70%


         Name:                      MCSFC, Ltd.
         Jurisdiction:              Texas, certificate filed on September 11, 2000
         Partners:                  MCSFC GP Corp.                              General          0.50%
                                    FirstCity Holdings Corporation              Limited         49.75%
                                    MCS et Associes, S.A.                       Limited         49.75%

         Name:                      Imperial Partners, Ltd.
         Jurisdiction:              Texas, certificate filed on October 4, 2000
         Partners:                  Imperial Partners GP Corp.                  General          0.50%
                                    FirstCity Holdings Corporation              Limited         99.50%


         Name:                      MinnTex Investment Partners LP
         Jurisdiction:              Texas, certificate filed on March 11, 2002
         Partners:                  MinnTex GP Corp.                            General          1.00%
                                    FirstCity Holdings Corporation of
                                    Minnesota                                   Limited         33.00%

         Name:                      FC Properties One, Ltd.
         Jurisdiction:              Texas, certificate filed on March 17, 1998
         Partners:                  FC Assets One Corp.                         General          0.50%
                                    FC Properties, Ltd.                         Limited         99.50%

         Name:                      FC Properties Three, Ltd.
         Jurisdiction:              Texas, certificate filed on March 17, 1998
         Partners:                  FC Assets Three Corp.                       General          0.50%
                                    FC Properties, Ltd.                         Limited         99.50%


         Name:                      FC Properties Four, Ltd.
         Jurisdiction:              Texas, certificate filed on March 17, 1998
         Partners:                  FC Assets Four Corp.                        General          0.50%
                                    FC Properties, Ltd.                         Limited         99.50%


         Name:                      FC Properties Five, Ltd.
         Jurisdiction:              Texas, certificate filed on March 17, 1998
         Partners:                  FC Assets Five Corp.                        General          0.50%
                                    FC Properties, Ltd.                         Limited         99.50%


         Name:                      FC Properties Six, Ltd.
         Jurisdiction:              Texas, certificate filed on March 17, 1998
         Partners:                  FC Assets Six Corp.                         General          0.50%
                                    FC Properties, Ltd.                         Limited         99.50%


3. FirstCity Consumer Lending Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Consumer Lending Corporation or its subsidiaries own an equity interest.


A.       Corporations:


         Name:                      FirstCity Servicing Corporation of California
                                    (formerly and d/b/a Milco Loan Servicing Corporation)
         Jurisdiction:              California, incorporated on January 3, 1991
         Shareholder:               FirstCity Funding, L.P.                     199 Shares       (100%)


         Name:                      SL Funding Corporation
         Jurisdiction:              Texas, incorporated on October 16, 1996
         Shareholder:               FirstCity Consumer Lending Corporation      1,000 Shares     (100%)


         Name:                      ETAFirst Funding Corporation
         Jurisdiction:              Texas, incorporated on July 17, 1996
         Shareholders:              SL Funding Corporation                      1,000 Shares     (100%)


B.       Corporate or Limited Liability Company General Partners of Limited Partnerships:


         Name:                      FirstCity Funding GP Corp.
         Jurisdiction:              Texas, incorporated April 21, 1999
         Shareholder:               FirstCity Consumer Lending Corporation      4,000 Shares      (80%)
                                    Drive Holdings, LP                          1,000 Shares      (20%)


         Name:                      Drive GP LLC
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Member:                    FirstCity Consumer Lending Corporation                         31%

C.       Limited Partnerships:


         Name:                      FirstCity Funding, L.P.
         Jurisdiction:              Texas, certificate filed on April 21, 1999
         Partners:                  FirstCity Funding GP Corp.                  General           1.0%
                                    FirstCity Consumer Lending Corporation      Limited          79.2%
                                    Drive Holdings LP                           Limited          19.8%


         Name:                      Drive Financial Services LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive GP LLC                                General           0.1%
                                    FirstCity Funding, LP                       Limited         35.93%


4.       Entities related to Drive Financial Services LP:


         Name:                      N.A.F. Receivables Corp.
         Jurisdiction:              Delaware
         Shareholders:              Drive Financial Services LP        1,000 Shares              (100%)

         Name:                      FCAR Receivables LLC
         Jurisdiction:              Texas, incorporated on March 30, 1999
         Member:                    Drive Financial Services LP


         Name:                      N.A.F. Auto Receivables Trust 1997-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1998-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        FirstCity Consumer Lending Corporation
                                    Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1998-2
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        FirstCity Consumer Lending Corporation
                                    Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1998-3
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1999-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 1999-2
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP


         Name:                      FirstCity Auto Receivables Trust 2000-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive Financial Services LP

         Name:                      Drive Auto Receivables Trust 2000-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive ABS LP


         Name:                      Drive Auto Receivables Trust 2001-1
         Jurisdiction:              Delaware Business Trust
         Certificate Holder:        Drive ABS LP


         Name:                      FirstCity Receivables Corp. 2
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                 100 Shares       (100%)


         Name:                      FirstCity Receivables Corp. 3
         Jurisdiction:              Delaware, June 16, 1998
         Shareholder:               Drive Financial Services LP                 100 Shares       (100%)


         Name:                      FirstCity Receivables Corp. 4
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                 100 Shares       (100%)


         Name:                      FirstCity Receivables Corp. 5
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                 100 Shares       (100%)


         Name:                      FirstCity Receivables Corp. 7
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                 1,000 Shares     (100%)


         Name:                      Drive Receivables Corp. 1
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                 1,000 Shares     (100%)


         Name:                      Drive Receivables Corp. 2
         Jurisdiction:              Delaware
         Shareholder:               Drive Financial Services LP                 1,000 Shares     (100%)


         Name:                      Drive Holdings LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive Holdings GP LLC                       General             1%
                                    Drive Financial Services LP                 Limited            99%


         Name:                      Drive Holdings GP LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                                   100%


         Name:                      Drive BOS LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive BOS GP LLC                            General             1%
                                    Drive Financial Services LP                 Limited            99%

         Name:                      Drive BOS GP LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                                  100%




         Name:                      Drive ABS LP
         Jurisdiction:              Delaware, certificate filed on August 9, 2000
         Partners:                  Drive ABS GP LLC                            General            1%
                                    Drive Financial Services LP                 Limited           99%


         Name:                      Drive ABS GP LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                                  100%


         Name:                      Drive Servicing LLC
         Jurisdiction:              Delaware, formed on August 9, 2000
         Member:                    Drive Financial Services LP                                  100%


Miscellaneous.

         Name:                      FirstCity Auto Receivables, L.L.C.
         Jurisdiction:              Texas, incorporated on April 30, 1998
         Members:                   FirstCity Funding L.P.                      Floating Variable
                                    FirstCity Consumer Finance Corporation


         Name:                      FirstCity ABS Corp.
         Jurisdiction:              Delaware
         Shareholder:               FirstCity Funding L.P.                      100 Shares       100%


4. FirstCity Servicing Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Servicing Corporation owns an equity interest.

A.       Corporations:


         Name:                      Asset Servicing de Mexico S.A. de C.V.
         Jurisdiction:              Mexico, incorporated December 2, 1998
         Shareholders:              FirstCity Servicing Corporation             99 Shares        (99%)
                                    FirstCity Financial Corporation             1 Share           (1%)


         Name:                      Compagnie Transatlantique de Portefeuilles
         Jurisdiction:              France, Societe Par Actions Simplifiee, July 22, 1997
                                    FirstCity Servicing Corporation             5,000 Shares     (33%)



         Name:                      MCS et Associes, S.A.
         Jurisdiction:              France, Societe Anonyme
         Shareholder:               FirstCity Servicing Corporation             1,019 Shares     (10%)

         Name:                      FirstCity do Brasil Leda.
         Jurisdiction:              Brasil; July 23, 2001
         Shareholders:              FirstCity Servicing Corporation             999 Quotas       (100%)
                                    FirstCity Holdings Corporation              1 Quotas

         Name:                      Servicios Efectivos de Recuperaction, S.A. de C.V.
         Jurisdiction:              Mexico; November 16, 2001
         Shareholders:              Asset Servicing de Mexico  S.A. de C.V.     49,999 Shares    (100%)
                                    FirstCity Servicing Corporation             1 Share


         Name:                      FirstCity Servicing Corporation of Minnesota
         Jurisdiction:              Texas, incorporated on March 11, 2002
         Shareholder:               FirstCity Servicing Corporation             400 Shares       (100%)


         Harbor Financial Group, Inc. The following corporations, limited partnerships, limited liability companies and other entities are entities in which Harbor Financial Group, Inc. or its subsidiaries own an equity interest.

A.       Corporations:

         Name:                      Harbor Financial Mortgage Corporation
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Group, Inc.                171,694 Shares   (100%)
         *Discontinued Operation


         Name:                      FirstCity Commercial Mortgage Corporation
         Jurisdiction:              Texas, incorporated on February 5, 1999
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


         Name:                      Harbor Financial Property Management, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


         Name:                      Dungy and Associates, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


         Name:                      NAVE, Inc. [formerly New America Financial, Inc.]
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation       1,480 Shares     (100%)
         *Discontinued Operation


         Name:                      Community National Mortgage Corporation
         Jurisdiction:              Delaware, incorporated on June 26, 1996
         Shareholder:               Harbor Financial Mortgage Corporation                      (99.99%)
         *Discontinued Operation


         Name:                      Harbor Financial, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation

         Name:                      Harbor Financial Management, Inc.
         Jurisdiction:              Texas
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


         Name:                      Tower Financial Services, L.L.C.
         Jurisdiction:              Delaware
         Partners:                  Harbor Financial Management, Inc.  70%
         *Discontinued Operation


         Name:                      Hamilton Financial Services Corporation
         Jurisdiction:              Delaware
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


         Name:                      Hamilton Financial Corporation
         Jurisdiction:              California
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


         Name:                      Hamilton, Carter, Smith, Inc.
         Jurisdiction:              California
         Shareholder:               Hamilton Financial Corporation              10,000 Shares    (100%)
         *Discontinued Operation


         Name:                      MEL - Financial Group, LLC
         Jurisdiction:              Texas, formed April 23, 1998
         *Discontinued Operation


         Name:                      Amery Docs, Inc.
         Jurisdiction:              Texas, incorporated on March 27, 1997
         Shareholders:              Harbor Financial Group, Inc.                                  100%
         *Discontinued Operation


B.       Corporate General Partners of Limited Partnerships:


         Name:                      Harbor Financial Assets Corp.
         Jurisdiction:              Texas, incorporated on February 26, 1998
         Shareholder:               Harbor Financial Mortgage Corporation       1,000 Shares     (100%)
         *Discontinued Operation


C.       Limited Partnerships:


         Name:                      Harbor Financial Partners, L.P.
         Jurisdiction:              Texas, certificate filed February 26, 1998
         Partners:                  Harbor Financial Assets Corp.               General             1%
                                    Harbor Financial Mortgage Corporation       Limited            99%
         *Discontinued Operation

6. FC Capital Corp. (dab FirstCity Capital Corporation). The following corporations, limited partnerships, limited liability companies and other entities are entities in which FC Capital Corp. and its affiliates own an equity interest.


         Name:                      FirstCity Capital Home Equity Funding Corp.
         Jurisdiction:              Delaware, incorporated on June 25, 1998
         Shareholder:               FC Capital Corp.                   1,000 Shares              (100%)
         *Discontinued Operation


         Name:                      Valhalla Holdings Corp.
         Jurisdiction:              Delaware, incorporated on June 25, 1998
         Shareholder:               FC Capital Corp.                   1,000 Shares              (100%)
         *Discontinued Operation